This is filed pursuant to Rule 497(e).

AllianceBernstein Trust
File Nos. 333-51938 and 811-10221.

AllianceBernstein Growth and Income Fund, Inc.
File Nos. 2-11023 and 811-00126.

AllianceBernstein Disciplined Value Fund, Inc.
File Nos. 333-90261 and 811-09687.

AllianceBernstein Balanced Shares, Inc.
File Nos. 2-10988 and 811-00134.

AllianceBernstein Utility Income Fund, Inc.
File Nos. 33-66630 and 811-07916.

AllianceBernstein Real Estate Investment Fund, Inc.
File Nos. 333-08153 and 811-07707.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

                                               THE ALLIANCEBERNSTEIN VALUE FUNDS
                                                  - AllianceBernstein Value Fund
                                        - AllianceBernstein Small Cap Value Fund
                                      - AllianceBernstein Growth and Income Fund
                                      - AllianceBernstein Disciplined Value Fund
                                             - AllianceBernstein Balanced Shares
                                         - AllianceBernstein Utility Income Fund
                                 - AllianceBernstein Real Estate Investment Fund
                                    - AllianceBernstein International Value Fund
                                           - AllianceBernstein Global Value Fund

================================================================================

Supplement dated August 6, 2004 to the prospectus dated March 1, 2004 of The AllianceBernstein Value Funds offering shares of the above-referenced funds.

The following disclosure replaces the third sentence under "SALES CHARGE REDUCTION PROGRAMS - Breakpoints Offered by AllianceBernstein Mutual Funds - Rights of Accumulation."

Shareholders may also aggregate the value of all their investments in all of their AllianceBernstein Mutual Funds, including the value of their investments in AllianceBernstein Institutional Funds and of certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant, for purposes of Rights of Accumulation.

The following disclosure replaces the first sentence under "SALES CHARGE REDUCTION PROGRAMS - Breakpoints Offered by AllianceBernstein Mutual Funds - Combined Purchase Privilege."

Shareholders may include the value of their accounts and accounts held by their spouses and children under the age of 21, including AllianceBernstein Institutional Fund accounts and certain CollegeBoundfund accounts, for purposes of reaching Quantity Discounts or Rights of Accumulation.

The following disclosure replaces the first paragraph under "PURCHASE AND SALE OF SHARES - How the Funds Value Their Shares."

Each Fund's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Board, each Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

The following disclosure replaces the seventh sentence under "DISTRIBUTION ARRANGEMENTS - General - Choosing a Class of Shares (other than Group Retirement Plans)."

Effective September 15, 2004, the maximum purchase of Class B shares is $100,000.

The  following  disclosure  replaces the  information  regarding  the  portfolio managers of AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares in the table under "MANAGEMENT OF THE FUNDS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Growth and Income Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Balanced Shares are made by the Adviser's Relative Value Team, which is responsible for management for all of the Adviser's Relative Value accounts. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Adviser's Relative Value accounts, Mr. Frank Caruso, CIO of the Adviser's Relative Value Team, is primarily responsible for the day-to-day management of and has oversight and trading responsibilities for the Growth and Income Fund and Disciplined Value Fund, and Ms. Susanne Lent, Senior Vice President and a member of the Adviser's Relative Value Team, is primarily responsible for the day-to-day management of and has oversight and trading responsibilities for Balanced Shares. Mr. Caruso is a Senior Vice President of Alliance Capital Management Corporation ("ACMC") with which he has been associated in a substantially similar capacity to his current position since prior to 1999. Ms. Lent is a Senior Vice President of ACMC with which she has been associated in a substantially similar capacity to her current position since prior to 1999.

The following disclosure replaces the information regarding the portfolio manager of AllianceBernstein Utility Income Fund in the table under "MANAGEMENT OF THE FUNDS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst, and Mr. Robert Ashton, Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 1999. Mr. Ashton has been responsible for the Fund's investments since 2004, and has been associated with ACMC in a substantially similar capacity to his current position since 2000. Ms. Tsao and Mr. Ashton are members of the Adviser's Utility and Telecom research teams that collaborate actively on the management of the Adviser's utility portfolios. In addition, Ms. Tsao and Mr. Ashton rely heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following disclosure replaces the information regarding the portfolio manager of AllianceBernstein Real Estate Investment Fund in the table under "MANAGEMENT OF THE FUNDS - Portfolio Managers."

The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Fund are made by the REIT Investment Policy Group, comprised of senior Value Team members. The REIT Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal
research   staff.   No  one  person  is  principally   responsible  for  making
recommendations for the Fund's portfolio.

You should retain this Supplement with your prospectus for future reference.

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(SM): This service mark is used under license from the owner, AllianceBernstein
      Investment Research and Management, Inc.

00250.0157 #504260